Investmen

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 14, 2017

Date of Report (Date of earliest event reported)

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

MARYLAND	001-38106	27-54466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Franklin Street, 6th Floor

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

(617) 340-3814

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01   Entry Into a Material Definitive Agreement.

On June 14, 2017, Plymouth Industrial REIT, Inc. (the “Company”) completed its initial listed public offering of 2,900,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $19.00 per share. In connection with the initial public offering, the Company entered into the following material agreements, each dated as of June 8, 2017:

•	Private Placement Agreement (the “Private Placement Agreement”) by and among the Company, DOF IV REIT Holdings, LLC (“DOF Holdings”) and DOF IV Plymouth PM, LLC (“DOF Plymouth”);
•	Stockholders Agreement by and among the Company, DOF Holdings and DOF Plymouth;
•	Exchange Agreement by and among the Company, Plymouth Industrial 20 LLC, Plymouth Industrial 20 Financial LLC (“Plymouth Financial”) and DOF Holdings;
•	Amendment to Limited Liability Company Agreement among Plymouth Financial, DOF Plymouth and the Independent Managers; and
•	Warrant Agreement between the Company and DOF Holdings (the “Warrant Agreement”).

For a description of these agreements, see the Company’s final prospectus, dated June 8, 2017 (the “Final Prospectus”), relating to the Company’s initial listed public offering and filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Securities Act”), which descriptions are incorporated herein by reference. Copies of these agreements are filed as exhibits to the Current Report on Form 8-K and are incorporated herein by reference. The descriptions of these agreements contained in the Final Prospectus do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements.

Item 3.02. Unregistered Sales of Equity Securities

On June 14, 2017, the Company issued (1) 263,158 shares of Common Stock to DOF Plymouth pursuant to the terms of the Private Placement Agreement and (2) warrants to acquire 250,000 shares of Common Stock at an exercise price of $23.00 per share to DOF Holdings pursuant to the Warrant Agreement. The Company issued those shares of Common Stock and warrants in private transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and Regulation 506 promulgated thereunder.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Private Placement Agreement, dated as of June 8, 2017, by and among Plymouth Industrial REIT, Inc., DOF IV REIT Holdings, LLC and DOF IV Plymouth PM, LLC
10.2	Stockholders Agreement, dated as of June 8, 2017, by and among Plymouth Industrial REIT, Inc., DOF IV REIT Holdings, LLC and DOF IV Plymouth PM, LLC
10.3	Exchange Agreement, dated as of June 8, 2017, by and among Plymouth Industrial REIT, Inc., Plymouth Industrial 20 LLC, Plymouth Industrial 20 Financial LLC and DOF IV REIT Holdings, LLC
10.4	Amendment to Limited Liability Company Agreement, dated as of June 8, 2017, by and among Plymouth Industrial 20 Financial LLC, DOF IV Plymouth PM, LLC and the Independent Managers
10.5	Warrant Agreement, dated as of June 8, 2017, by and between Plymouth Industrial REIT, Inc. and DOF IV REIT Holdings, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date: June 23, 2017	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Private Placement Agreement, dated as of June 8, 2017, by and among Plymouth Industrial REIT, Inc., DOF IV REIT Holdings, LLC and DOF IV Plymouth PM, LLC
10.2	Stockholders Agreement, dated as of June 8, 2017, by and among Plymouth Industrial REIT, Inc., DOF IV REIT Holdings, LLC and DOF IV Plymouth PM, LLC
10.3	Exchange Agreement, dated as of June 8, 2017, by and among Plymouth Industrial REIT, Inc., Plymouth Industrial 20 LLC, Plymouth Industrial 20 Financial LLC and DOF IV REIT Holdings, LLC
10.4	Amendment to Limited Liability Company Agreement, dated as of June 8, 2017, by and among Plymouth Industrial 20 Financial LLC, DOF IV Plymouth PM, LLC and the Independent Managers
10.5	Warrant Agreement, dated as of June 8, 2017, by and between Plymouth Industrial REIT, Inc. and DOF IV REIT Holdings, LLC